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                         AMERICAN CRYSTAL SUGAR COMPANY

                   SUBSCRIPTION AGREEMENT FOR PREFERRED STOCK


NAME AND ADDRESS OF SHAREHOLDER:        NUMBER OF SHARES OF PREFERRED STOCK, PAR
________________________________        VALUE $76.77, OWNED OF RECORD BY THE
________________________________        SHAREHOLDER AS OF JULY 31, 1996:________
________________________________
________________________________        NUMBER OF SHARES OF PREFERRED STOCK, PAR
                                        VALUE $76.77, THAT THE SHAREHOLDER IS
                                        ENTITLED TO PURCHASE:___________________

                                        TOTAL PURCHASE PRICE: $_________________

TO BE COMPLETED AND MAILED OR
DELIVERED TO:                           AMERICAN CRYSTAL SUGAR COMPANY
                                        101 NORTH THIRD STREET
                                        MOORHEAD, MINNESOTA  56560


     ACCORDING TO THE RECORDS OF AMERICAN CRYSTAL SUGAR COMPANY (THE "COMPANY"), AS OF JULY 31, 1996, THE MEMBER LISTED ABOVE OWNED ONE (1) SHARE OF THE COMPANY'S COMMON STOCK AND __________ SHARES OF THE COMPANY'S PREFERRED STOCK, PAR VALUE $76.77. BASED ON SUCH OWNERSHIP, THE MEMBER LISTED ABOVE HAS THE RIGHT TO PURCHASE __________ SHARES OF THE COMPANY'S PREFERRED STOCK, BEING PART OF THE COMPANY'S PUBLIC OFFERING OF A TOTAL OF 21,729 SHARES OF PREFERRED STOCK, AS DESCRIBED IN THE COMPANY'S OCTOBER, 1996 PROSPECTUS AND ANY SUPPLEMENTS.

     THE UNDERSIGNED MEMBER HEREBY SUBSCRIBES FOR AND AGREES TO PURCHASE THAT NUMBER OF SHARES OF PREFERRED STOCK LISTED ABOVE, AT A PRICE OF $1,500 PER SHARE, AND DELIVERS HEREWITH A CHECK PAYABLE TO "AMERICAN CRYSTAL SUGAR COMPANY" IN FULL PAYMENT OF THE TOTAL PURCHASE PRICE STATED ABOVE.

     THE UNDERSIGNED MEMBER HEREBY DECLARES AND REPRESENTS THAT (I) THE UNDERSIGNED CONTINUES TO BE ELIGIBLE FOR MEMBERSHIP IN THE COMPANY AS OF THE DATE HEREOF, IN ACCORDANCE WITH THE COMPANY'S ARTICLES OF INCORPORATION AND BY-LAWS, (II) THE UNDERSIGNED MEMBER ACKNOWLEDGES AND AGREES THAT THE PURCHASE OF THE SHARES OF PREFERRED STOCK WILL OBLIGATE SUCH MEMBER TO PROVIDE SUGARBEETS TO THE COMPANY IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE MEMBER'S "GROWER'S AGREEMENT(S)" WITH THE COMPANY AND (III) THAT SUCH GROWER'S AGREEMENTS SHALL BE DEEMED AMENDED TO INCLUDE THE SHARES OF PREFERRED STOCK PURCHASED HEREBY.

INSTRUCTIONS: IF THE SHAREHOLDERS ARE CO-OWNERS OR JOINT OWNERS, EACH SHOULD SIGN. IF THE SHAREHOLDER IS A CORPORATION, AN OFFICER SHOULD SIGN AND GIVE HIS TITLE. IF THE SHAREHOLDER IS A PARTNERSHIP, A PARTNER SHOULD SIGN AND GIVE HIS TITLE.


DATED:_________________________              ___________________________________
                                             (SIGNATURE) (TITLE)

DATED:________________________               ___________________________________
                                             (SIGNATURE) (TITLE)




THIS SUBSCRIPTION AGREEMENT MUST BE RECEIVED BY THE COMPANY AT ITS CORPORATE OFFICE, 101 NORTH THIRD STREET, MOORHEAD, MINNESOTA 56560, NO LATER THAN NOVEMBER 22, 1996 AT 5:00 P.M. YOUR CHECK MUST BE RETURNED WITH THIS SUBSCRIPTION AGREEMENT.